Exhibit 10.21

                                 March 14, 2006


KSW, Inc.
37-16 23rd Street
Long Island City, New York 11101



Gentlemen:

           We are pleased to advise you that Bank of America, N.A., successor by merger to Fleet National Bank (the "Bank") understands that KSW, Inc., a Delaware corporation (the "Borrower") may from time to time request advances for working capital purposes (the "Loans") under an unsecured line of credit established by the Bank in the amount of up to TWO MILLION AND 00/100 DOLLARS ($2,000,000.00) (the "Line") upon the following terms and conditions:

          1.   Discretionary Facility.
               ----------------------

           (a) The Bank, in its sole discretion, shall consider requests for Loans hereunder from the Effective Date (as defined in Paragraph 11 below) until the first to occur of (i) April 1, 2007 or (ii) the date upon which this letter is cancelled by the Bank as set forth below (the "Credit Period"). The Line replaces the line in the identical amount made available under the Bank's prior letter of March 28, 2005. All Loans shall mature on the last day of the Credit Period. Any Loan hereunder shall be made in the Bank's sole and absolute discretion, but in any event shall be subject to the following: (v) the Bank shall have determined that money market conditions are favorable for it to acquire loan assets, (w) the Bank shall continue to be satisfied with the Borrower's business, financial condition and prospects and the condition and prospects of the industry in which the Borrower is engaged, (x) the Bank shall have received the Borrower's financial statements and other information requested in Paragraph 5 below and any other financial information regarding the Borrower which the Bank shall reasonably request from time to time, (y) the Borrower and/or any guarantor hereunder defaults under any agreement with the Bank and (z) the Borrower shall have maintained and be maintaining a satisfactory relationship with the Bank.

           (b) In the event that the Bank agrees to lend pursuant to any such request by the Borrower, any such Loan shall be evidenced by the promissory note enclosed with this letter (the "Note") and be subject to the conditions therein contained and other documentation in form and substance satisfactory to the Bank.

           (c) In order to expedite future requests for Loans, the Note must be executed by a duly authorized officer of the Borrower and returned to the Bank. The Bank may treat all signatures on this letter, the Note and the Guaranty (defined below) as genuine. The principal amount set forth in the Note is specified solely to expedite any Loans the Bank may choose to make and is not a credit line.

KSW, Inc.                                                         March 14, 2006

           (d) All Loans made by the Bank hereunder shall at all times be within the sole and absolute discretion of the Bank. This letter does not constitute and should not be construed as constituting a commitment and in no way obligates the Bank to lend to the Borrower at any time or from time to time hereafter. The making of a Loan hereunder by the Bank to the Borrower at any time or from time to time shall not be deemed a waiver of the foregoing or a consent, agreement or commitment by the Bank to the making of any future Loan to the Borrower. This letter and the Bank's willingness to receive and consider requests from the Borrower for Loans hereunder are subject to cancellation by the Bank in its sole and absolute discretion at any time without prior notice to the Borrower.

           (e) Loans granted by the Bank will be in response to the Borrower's prior written notice to the Bank (duly executed by an authorized officer of the Borrower), such notice to be in a form satisfactory to the Bank which may be accomplished by facsimile transmission. Each such notice shall be accompanied by detailed information satisfactory in all respects to the Bank regarding (if applicable) the proposed uses by the Borrower for the proceeds of any Loan then being requested. Such notice shall be given at least one Business Day prior to any requested Prime Based Loan, as hereinafter defined, and at least three Business Days prior to any requested LIBOR Based Loan, as hereinafter defined.

           (f) Any Loans which the Bank, in its sole discretion, decides to make available, shall be upon such additional terms and conditions, including, without limitation, as to amount, use of proceeds, term and others, which at the time such Loan is made available, are acceptable to the Bank.

           (g) Additionally, no fact or circumstance of any kind whatsoever, including, without limitation, the fact that the Bank may discuss or make Loans available from time to time, the fact that the Borrower may depend on Loans from the Bank from time to time, or any act, practice, course of dealing or procedure which the Bank (or any person purporting to act on behalf of the Bank) may take, omit to take or establish or follow in connection with the Loans made hereunder, shall create or result in any obligation on the part of the Bank at any time to make any Loan available hereunder. Any modification to this letter or the Note shall be made in writing and shall be executed by the Borrower and the Bank.

           (h) This letter is solely for the information of the Borrower and is not to be shown to or relied upon by third parties. This letter together with the Note constitutes the entire understanding between the Bank and the Borrower with respect to the Loans hereunder.

           2. Clean-up Requirement. Notwithstanding the foregoing, during a single clean up period elected by the Borrower comprised of any thirty (30) consecutive days during the Credit Period there shall be no unsecured Loans outstanding under the Line.

KSW, Inc.                                                         March 14, 2006

           3. Interest and Fees. The Bank shall charge and shall be entitled to receive the following (which amounts, together with any other amounts owing by the Borrower to the Bank, may be charged to any demand deposit account maintained by the Borrower with the Bank): Loans shall bear interest at a rate per annum to be elected by the Borrower in accordance with the notice provisions in 1(d) above (at the Borrower's option subject to availability) equal to the following: (y) the Prime Rate, as defined in Schedule I attached hereto plus one (1.0%) percent (the "Prime Based Loans"), or (z) the LIBOR Rate, as defined in
Schedule I attached hereto, plus two and one-half (2.50%) percent per annum (the "LIBOR Based Loan")

           (a) LIBOR Based Loans shall be available for an interest period of one month (the "Interest Period"). In no event shall any LIBOR Based Loan Interest Period continue beyond the expiration of the Credit Period. Loans shall be in minimum amounts of $100,000.00 with respect to Prime Based Loans and $250,000.00 with respect to LIBOR Based Loans, or an integral multiple of $100,000 in excess thereof. The outstanding principal balance of any Loan may be converted from a Prime Based Loan to a LIBOR Based Loan, or from a LIBOR Based Loan to a Prime Based Loan, provided that LIBOR Based Loans may only be converted on the last day of the Interest Period applicable thereto and the required prior notice must be provided in connection with the conversion of a Prime Based Loan to a LIBOR Based Loan. Loans under the Line shall be evidenced by a note in an amount equal to the maximum aggregate amount of Loans hereunder (the "Note"). The Note shall contain standard provisions with regard to LIBOR Based Loans for illegality, inability to determine rate, indemnification for break funding, and increased cost or reduced return.

           (b) Shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable monthly in arrears on the first day of each month.

           (c) If the entire amount of any required principal and/or interest payment under the Loans is not paid in full within ten (10) days after the same is due, the Borrower shall pay to the Bank a late fee equal to five (5%) percent of the required payment. Upon default or after maturity or after judgment has been rendered, or if any Event of Default has occurred and is continuing, the Borrower's right to select pricing options shall cease and the unpaid principal of all Loans (excluding any defaulted payment of principal accruing interest in accordance with the preceding sentence) shall, at the option of the Bank, bear interest at a rate which is four (4) percentage points per annum greater than the otherwise applicable rate.

           (d) Loans may be prepaid in whole or in part in a minimum amount of $250,000.00 for LIBOR Based Loans and $100,000.00 for Prime Based Loans, provided however, that any prepayment of any LIBOR Based Loan shall be upon at least three (3) Business days prior written notice to the Bank (which notice shall be irrevocable) and any such prepayment shall occur only on the last day of the Interest Period for such LIBOR Based Loan and is subject to the LIBOR Indemnification Provisions described on Schedule I attached hereto.

KSW, Inc.                                                        March 14, 2006

           (e) An underwriting fee of $5,000.00 and all reasonable fees and disbursements of the Bank's counsel in connection with the preparation of any documentation, enforcement of the Bank's rights or otherwise in connection with the Line, are due upon presentment of an invoice therefor.

           4. Guarantee. By execution of this Line Letter in the space provided below, KSW Mechanical Services, Inc. (the "Guarantor") hereby consents to this Line Letter and the borrowing of the Loans set forth herein, and reaffirms its continuing liability under its guarantee dated March 31, 2005, in respect of the Loans and all documents, instruments and agreements to which it is a party, executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantor).

           5. Other Conditions. In addition to the foregoing, at all times during the Credit Period and as long as any Loans remain outstanding, the Borrower shall:

           (a) Furnish to the Bank:

                    (i) Within ninety (90) days of the close of its fiscal year, the consolidated balance sheets and related consolidated income statements of the Borrower as of the last day of and for such fiscal year, each such statement to be prepared in accordance with GAAP consistently applied, such statements to contain schedules of completed contracts and contracts in process and be audited by a firm of independent certified public accountants satisfactory to the Bank;

                    (ii) Within forty-five (45) days of the close of the first, second and third quarters of the Borrower's fiscal year throughout the Credit Period, the consolidated balance sheet and related consolidated income statement of the Borrower as of the last day of and for such quarterly periods, each such statement to be prepared in accordance with GAAP, consistently applied, such statements to contain schedules of completed contracts and contracts in process, and reviewed by a firm of independent certified public accountants satisfactory to the Bank;

                    (iii) at the same time that the financial statements are
               provided in subparagraphs (i) and (ii) above, an aging of the accounts receivable and an accounts payable report of the Borrower, (in a format satisfactory to the Bank), each as of the last day of and for such period. The accounts receivable aging shall include retainage receivables and any allowance for doubtful accounts;

KSW, Inc.                                                         March 14, 2006

                    (iv) At the same time as items (i), (ii) and (iii) above are delivered, a schedule of all construction projects in which the Borrower is then involved and contracts which have been completed during such period (each a "Work-in-Progress Schedule"), in form and substance satisfactory to the Bank and including, without limitation: (A) an identification of each project by name, and
               (B) the contract price for each such Project (including any change orders), the costs incurred to date, gross profit to date, contract billings to date, costs and estimated earnings in excess of billings and billings in excess of costs and estimated earnings, and costs to complete. The Work-In-Progress Schedule will include contract revenues earned and contract costs for the period reported. Each such semi-annual Work-in-Progress Schedule shall be certified by a duly authorized officer of the Borrower as being true, correct and complete;

                    (v) Such other statements and reports as shall be reasonably requested by the Bank.

           (b) maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower operates and naming the Bank as additional insured and loss payee thereon as its interests may appear.

           6. Documentation. The Bank's obligation hereunder shall be subject to preparation and execution of formal documentation acceptable to the Bank and its counsel, which shall include without limitation provisions reflecting the terms hereof, together with such representations, warranties, events of default (including cross default provisions) and other covenants acceptable to the Bank. There shall be no extension of credit hereunder unless and until there shall have been executed documentation acceptable to the Bank, including without limitation, the Line Letter, the Note and the Guarantee. The Bank shall also be furnished upon the Bank's request with (i) the Borrower's Note, (ii) certificate of incorporation, bylaws and good standing certificate for the Borrower and the Guarantor, and (iii) such other items or documentation as requested by the Bank or its counsel to fully effectuate and document the Line and the security therefor.

           7. Legal Opinion. The Borrower shall furnish the Bank upon request with an opinion of counsel, in form and substance acceptable to the Bank and its counsel, with respect to the Line, the Borrower and the Guarantor, including any litigation against the Borrower or the Guarantor.

           8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of the Bank. The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsees and assigns.

KSW, Inc.                                                         March 14, 2006

           9. Governing Law. This letter agreement and each extension of credit hereunder shall be governed by and construed in accordance with the laws of the State of New York and the Borrower hereby submits to the jurisdiction of the United States Federal Courts and the Courts of the State of New York located in any county or city as selected by the Bank within the State of New York.

IN ANY ACTION, SUIT OR PROCEEDING, IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, THE NOTE, OR ANY OTHER DOCUMENTS RELATING TO THE LINE, THE BORROWER AND THE BANK MUTUALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY, COUNTERCLAIM AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE, OR SPECIAL DAMAGES.

           10. Miscellaneous. The Bank reserves the right to sell participations in the Line to other lenders and the Borrower agrees that its financial statements and other information submitted to the Bank may be distributed to other potential participants. The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Bank's obligation to lend hereunder and or any or all of the loans held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective Participants, provided that the Bank shall require any such prospective participant to agree in writing to maintain the confidentiality of such information. This letter shall not be assignable by operation of law or otherwise, without the prior written consent of the Bank. Time shall be of the essence regarding any time period stated herein. No waiver of any of the terms and provisions hereof shall be effective unless in writing, and no waiver furnished in writing shall be deemed a waiver of any future condition. All notices shall be in writing. The Borrower shall indemnify the Bank and hold it harmless against loss or damage suffered by it as a result of any claim by any person, firm or corporation for any brokerage or other commissions alleged to be due as a result of the transactions contemplated by this letter. This letter supersedes all prior agreements regarding a line of credit with the Borrower. The Bank may at any time pledge or assign all or any portion of its rights under the loan documents to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge shall release the Bank from its obligations under any of the Line documents.

KSW, Inc.                                                         March 14, 2006

           11. Acceptance. If the foregoing is acceptable, please have the enclosed copy of this letter signed by a duly authorized officer of the Borrower and the Guarantor in the space provided below and returned to the Bank together with the underwriting fee specified in Section 3(e) hereof on or before March 31, 2006. This letter shall be of no force or effect and shall be unenforceable against the Bank: (i) unless fully signed and returned to the Bank by such date; and (ii) unless the documentation specified in Section 6 is signed and returned to the Bank by March 31, 2006 (the "Effective Date").

                                              Very truly yours,

                                              BANK OF AMERICA, N.A.

                                              By: /s/ Russell K. Guter
                                                 -------------------------------
                                                 Russell K. Guter
                                                 Senior Vice-President


Accepted and Agreed this 14th day of March, 2006

Borrower:

                                   KSW, INC.


By: /s/ Floyd Warkol
    -------------------------------
    Name:  Floyd Warkol
    Title: Chief Executive Officer

Guarantor:

KSW MECHANICAL SERVICES, INC.


By: /s/ Floyd Warkol
   -------------------------------
   Name:  Floyd Warkol
   Title: Chief Executive Officer

KSW, Inc.                                                         March 14, 2006

           The Guarantor indicated below hereby consents to this Line Letter and the borrowing of the Loans set forth herein, and reaffirms its continuing liability under its guaranty dated March 31, 2005 (guaranteeing payment, without limitation, of the Loans) and all documents, instruments and agreements to which it is a party executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such Guarantor).


KSW MECHANICAL, INC.


By: /s/ Floyd Warkol
   -------------------------------
   Name:  Floyd Warkol
   Title: Chief Executive Officer

KSW, Inc.                                                         March 14, 2006

                             SCHEDULE I: DEFINITIONS
                             -----------------------

           1. Prime Rate: The term "Prime Rate" means the variable per annum rate of interest so designated from time to time by Fleet National Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.

           2. LIBOR Rate: The term "LIBOR" shall mean, as applicable to any LIBOR Based Loan, the rate per annum as determined on the basis of the offered rates for deposits in U.S. Dollars, for a period of time comparable to such LIBOR Based Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Banking Days preceding the first day of such LIBOR Based Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Based Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two
(2) London Banking Days preceding the first day of such LIBOR Based Loan as selected by Bank. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Based Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two London Banking Days preceding the first day of such LIBOR Based Loan. In the event that Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to an LIBOR Based Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of Bank, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" shall mean the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D.

           3. Banking Day: The term "Banking Day" shall mean, in respect of any city, any day on which commercial banks are open for business in that city.


                              Schedule I/ Page -1-

KSW, Inc.                                                         March 14, 2006

           4. LIBOR Indemnification Provisions: Borrower may prepay a LIBOR Based Loan only upon at least three (3) Banking Days prior written notice to Bank (which notice shall be irrevocable), and any such prepayment shall occur only on the last day of the Interest Period for such LIBOR Based Loan. Borrower shall pay to Bank, upon request of Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of Bank) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment of a LIBOR Based Loan on a date other than the last day of the Interest Period for such Loan; (ii) any failure by Borrower to borrow a LIBOR Based Loan on the date specified by Borrower's written notice; (iii) any failure by Borrower to pay a LIBOR Based Loan on the date for payment specified in Borrower's written notice. Without limiting the foregoing, Borrower shall pay to Bank a "yield maintenance fee", if any, in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made, shall be subtracted from the LIBOR in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the LIBOR Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to Bank upon the prepayment of a LIBOR Based Loan. Each reference in this paragraph to "LIBOR Rate Election" shall mean the election by Borrower of the LIBOR Rate. If by reason of an Event of Default, Bank elects to declare the Note to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Based Loan shall become due and payable in the same manner as though Borrower had exercised such right of prepayment. In the event that the Bank shall be entitled to compensation pursuant to this provision, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. The Borrower shall pay the Bank the amount shown as due on any such notification within fifteen (15) days after receipt thereof.


                              Schedule I/ Page -2-

                               LINE OF CREDIT NOTE

Date:    March 14, 2006                  Office Address:  300 Broad Hollow Road
         $2,000,000.00                                     Melville, NY 11747


     ON DEMAND for value received, the undersigned promises to pay to the order of Bank of America, N.A., a national banking association, (hereinafter called the Bank) at its Office in the place first above stated, or such other address as the holder hereof may designate, in immediately available funds, the sum of TWO MILLION AND 00/100 ($2,000,000.00) DOLLARS, or, the aggregate unpaid principal amount of all loans made by the Bank to the undersigned hereunder, whichever is less. The undersigned also promises to pay interest at said office in like money on the unpaid principal amount hereof from time to time outstanding prior to maturity at an annual rate equal to the rate(s) specified in paragraph 1 of the attached Rider. Interest shall be payable on the 1st day of each month commencing on May 1, 2006 and on the maturity hereof. Interest shall be calculated on the basis of a 360 day year and actual days elapsed, provided that any interest so calculated hereunder shall in no event be in excess of the maximum permitted under applicable law. Upon and following demand and/or after maturity, whether after stated maturity, acceleration or otherwise, and/or after judgment has been rendered on this note, this note, and, to the extent not specifically provided elsewhere to the contrary and to the extent permitted by applicable law, any interest, fee or other amount due in connection with the Liabilities (as hereinafter defined), shall bear interest at a per annum rate determined daily and payable on demand which shall be 4% in excess of the rate hereinbefore provided, but in no event in excess of the maximum rate of interest permitted under applicable law. All payments made in connection with this note and the documents, instruments and agreements executed pursuant hereto or in connection herewith (collectively the "Loan Documents") shall be in lawful money of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction for, any taxes or other payments. All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after demand for payment and non-payment, payments will be applied to the obligations of the undersigned to the Bank as Bank determines in its sole discretion. If this note or any payment hereunder becomes due on a day which is not a Business Day, the due date of this note or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment. If the entire amount of principal and/or interest required to be paid pursuant to this note or the Loan Documents is not paid in full within ten (10) days after the same is due, whether at maturity, upon acceleration or otherwise, if permitted by applicable law, the undersigned shall pay to the Bank a late fee equal to five percent (5%) of the required payment. The Bank is authorized (but not required) to charge principal and interest and all other amounts due under this note to any account of the Borrower with the Bank when and as it becomes due.

     This Note does not constitute a commitment and the Bank shall have not obligation to make any loan hereunder. The making of a loan, at any time, shall not be deemed a waiver of, or consent, agreement or commitment by the Bank to the making of any future loan to the undersigned.

     Subject to the terms of this note, the undersigned may borrow, repay and reborrow hereunder, provided that all outstanding principal and interest and any other amounts due hereunder are paid in full on maturity. If any loan is made hereunder, the Bank shall record on the books and records of the Bank an appropriate notation evidencing any such loan, the rate of interest thereon, each repayment on account of the principal thereof, and the amount of interest paid, and the undersigned authorizes the Bank to maintain such records or make such notations and agrees that the amount shown on the books and records as outstanding from time to time shall constitute the amount owing to the Bank pursuant to this note, absent manifest error; provided, however, the failure to make any such record or notation with respect to any loan or payment shall not limit or otherwise affect the obligations of the undersigned hereunder. No portion of the proceeds of any loan shall be used, in whole or in part, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

     Any loan may be prepaid in whole or in part at any time and from time to time without premium or penalty together with interest accrued on the amount prepaid to the date of any such prepayment.

     As collateral security for the payment of this note and for all other notes and/or obligations or Liabilities (as hereinafter defined) of the Obligors (which term as used herein shall be deemed to include each and all of the undersigned), or any one or more of them, now or hereafter owed to, or held by, the Bank (and/or any entity controlling, controlled by or under common control with the Bank, each such entity referred to herein as an "Affiliate"), the undersigned hereby grants to the Bank a security interest in and transfers and assigns to the Bank the following property: (i) any and all monies and/or other property now or hereafter held by the Bank and/or any Affiliate on deposit, in safekeeping, or otherwise, for the account of or to the credit of or belonging to any Obligor or in which any Obligor shall have any interest and (ii) any and all property described on the "Schedule of Specific Possessory Collateral" together with any additions and accessions thereto and substitutions therefor and the products and proceeds thereof. This note and all of the aforementioned obligations and Liabilities are also secured by (a) any and all property of any Obligor now or hereafter subject to a security agreement, pledge agreement, assignment, hypothecation or other document granting the Bank or any Affiliate a security interest or other lien or encumbrance with respect to the Liabilities evidenced by this note and (b) any and all collateral described in any and all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guaranteeing, securing or relating to any or all of the Liabilities evidenced by this note, together with all amendments, modifications, renewals, or extensions thereof. All of the property described in clauses (i), (ii), (a) and (b) shall be collectively referred to herein as the "Collateral". At any time, without demand or notice (any such notice being expressly waived by the undersigned), if permitted by applicable law, the Bank may setoff all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any of its Affiliates, or in transit to any of them, or any part thereof and apply the same to any of the Liabilities even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY OBLIGOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The term "Liabilities" shall include this note and all other indebtedness and obligations and liabilities of any kind of any Obligor to the Bank, now or hereafter existing, arising directly between any Obligor and the Bank or acquired by assignment, conditionally or as collateral security by the Bank, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank or any Obligor as a member of any partnership, syndicate, association or other group, and whether incurred by any Obligor as principal, surety, endorser, guarantor, accommodation party or otherwise. Each Obligor (if more than one, jointly and severally) hereby agrees that on demand at any time and from time to time they will deposit and pledge with the Bank additional collateral of a kind and of a market value required by it further to secure any indebtedness or liabilities aforesaid.

     ON DEMAND of the Bank the Liabilities shall become absolute, and immediately due and payable without further demand or notice to any Obligor. Whenever this note or any payment of principal or interest hereof shall become due in accordance with any of the provisions hereof, the Bank may, but shall not be required to (1) proceed to apply to the payment hereof the balance of any account or accounts maintained with the Bank or any Affiliate by any Obligor and
(2) sell (without demand of performance, advertisement, notice of intention to sell, notice of time or place of sale, notice to redeem or other notice whatsoever, all of which are hereby waived) all or any part of the Collateral (on all of which the Obligor does hereby give to the Bank a continuing lien, security interest and/or right of setoff) at public or private sale or sales, or at any exchange or broker's board, or at the Bank's office, at such prices as it shall deem best, for cash or credit, with the right of the Bank at such sale to purchase all or any part thereof, free from any right or equity of redemption, applying the net proceeds of such sale to the payment of this note and of any other liabilities, claims or obligations to the Bank of any of the Obligors, or of any partnership in which any of the Obligors is a partner, all of whom together with any endorser or guarantor hereby expressly agree to remain jointly and severally liable for any deficiency. The Bank may exercise any other right or remedy hereby granted or allowed to it by law, including but not limited to, the rights and remedies of a Secured Party under the Uniform Commercial Code of the Governing State (which term as used in this note shall mean the state in which the office indicated above opposite "Office Address" is located; provided, that, if no such office is so indicated then Governing State shall mean the state where the Bank's office that originated the loan evidenced by this note is located), and each and every right and remedy hereby granted to the Bank or allowed to it by law shall be cumulative and not exclusive of one of the other rights or remedies, and may be exercised by the Bank from time to time and as often as may be necessary. The Bank shall have at any time in its discretion the right to enforce collection and payment or liquidation of any of the Collateral by appropriate action or proceedings, and the net amounts received therefrom, after deducting all costs and expenses incurred in connection therewith, shall be applied on account of this note and any other indebtedness or liabilities of the Obligor aforesaid, all without notice to any Obligor. Any demand or notice, if made or given, shall be sufficiently made upon or given to any Obligor if left at or mailed to the last address of such Obligor known to the Bank or if made or given in any other manner reasonably calculated to come to the attention of such Obligor or the personal representatives, successors or assigns of such Obligor, whether or not in fact received by them respectively. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the undersigned reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition is to be made. Ten (10) days prior notice shall be deemed reasonable notice. The Bank may assign and transfer this note to any other person, firm or corporation and may deliver and repledge the Collateral or any part thereof to the assignee or transferee of this note, who shall thereupon become vested with all the powers and rights above given to the Bank in respect thereof, and the Bank shall thereafter be forever released and discharged of and from all responsibility or liability to the Obligor for or on account of the Collateral so delivered. If an attorney is used to enforce or collect this note, the undersigned agrees to pay the Bank's reasonable attorneys fees. The undersigned jointly and severally promises to pay on demand all expenses of any nature as soon as incurred whether in or out of court and whether incurred before or after this note shall become due at its maturity date or otherwise and costs which the Bank may deem necessary or proper in connection with the satisfaction of the indebtedness or the administration, supervision, preservation, protection (including but not limited to maintenance of adequate insurance) or of the realization upon the Collateral. THE BANK (BY ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATIONS, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATIONS OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE UNDERSIGNED CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND MAKE THE LOAN. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THIS NOTE. The note shall be deemed to have been made and delivered in the Governing State. The undersigned consents to the jurisdiction of the state and federal courts of the Governing State in any action brought to enforce any rights of the Bank under this note. The rights and obligations of the parties under this note shall be construed and interpreted in accordance with the laws of the Governing State (excluding the laws applicable to conflicts or choice of law). This note and any other agreements, documents and instruments executed and delivered pursuant to or in connection with the Liabilities contain the entire agreement between the parties relating to the subject matter hereof and thereof. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in the Loan Documents. The undersigned expressly acknowledges that the Bank has not made and the undersigned is not relying on any oral representations, agreements or commitments of the Bank or of any officer, employee, agent or representative thereof. No change, modification, termination, waiver, or discharge, in whole or in part, of this instrument shall be effective unless in writing and signed by the party against whom such change, modification, termination, waiver, or discharge is sought to be enforced.

     All agreements between the Obligors and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible rate under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the undersigned and the Bank in the execution, delivery and acceptance of this note to contract in strict compliance with the laws of the Governing State from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between each and every Obligor and the Bank.

     Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such note or other security document, the undersigned will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

     The Bank shall have the unrestricted right at any time or from time to time, and without the undersigned's or any Obligor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the undersigned and each Obligor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this note and to any other Loan Documents as the Bank shall deem necessary to effect the foregoing. In addition, at the request of the Bank and any such Assignee, the undersigned shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Bank has retained any of its rights and obligations hereunder following such assignment, to the Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Bank prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and the Bank after giving effect to such assignment. Upon the execution and delivery of the appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall be a payee of this note and shall have all of the rights and obligations of the Bank hereunder (and under any and all other Loan Documents) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

     The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the undersigned or any Obligor, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in this note. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the undersigned, the Bank shall remain responsible for the performance of its obligations hereunder and the undersigned shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder.

     The Bank may furnish any information concerning the undersigned in its possession from time to time to prospective Assignees and Participants, provided that the Bank shall require any such prospective Assignee or Participant to agree in writing to maintain the confidentiality of such information.

     The Bank may at any time pledge all or any portion of its rights under the Loan Documents including any portion of this note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

NO CLAIM MAY BE MADE BY THE UNDERSIGNED, ANY OBLIGOR OR ANY OTHER PERSON, AGAINST THE BANK OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF THE BANK FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT OR STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE UNDERSIGNED (FOR ITSELF AND ON BEHALF OF EACH OBLIGOR) HEREBY WAIVE, RELEASE AND AGREE NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. The undersigned hereby waive presentment, demand for payment, protest, notice of protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this note, consents to any and all delays, extensions of time, renewals, releases of any Obligor and of any available security, waivers or modifications that may be granted or consented to by the Bank with regard to the time of payment or with respect to any other provisions of this note and agrees that no such action or failure to act on the part of the Bank shall in any way affect or impair the obligations of any Obligor or be construed as a waiver by the Bank of, or otherwise affect, its right to avail itself of any remedy hereunder with the same force and effect as if each Obligor had expressly consented to such action or inaction upon the part of the Bank. The undersigned hereby authorize the Bank to request its accountant or accountants to furnish such financial information relating to such Obligor as the Bank shall from time to time desire; each such accountant is hereby authorized to deliver such financial information to the Bank and the undersigned hereby agree to promptly provide to the Bank all information reasonably requested by the Bank. The invalidity or unenforceability of any portion of this note shall in no way affect the validity or enforceability of any other portion of this note. The undersigned hereby authorize the Bank to date this note as of the day when the first loan evidenced hereby is made and to complete and fill in any blank spaces in this note in order to conform to the terms upon which any loan is granted. The undersigned further authorize the Bank to execute and file one or more financing statements covering the Collateral or any part thereof and the undersigned agree to bear the cost of such filing(s). The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsees and assigns.

     The undersigned jointly and severally shall pay on demand all expenses of the Bank in connection with the preparation, administration, default, collection, waiver or amendment of loan terms, or in connection with the Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including without limitation, fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the loan or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an obligation secured by any Collateral.

     The undersigned agrees that the interest rate(s) specified in this note shall be the applicable interest rate(s) due (i) on amounts outstanding hereunder notwithstanding any rate of interest prescribed by statute from time to time, and (ii) on any amounts outstanding on or after demand, default, maturity or judgment, the initiation of litigation for collection, or the initiation of any foreclosure proceeding with respect to any Collateral securing the Liabilities.

(CONNECTICUT ONLY) COMMERCIAL TRANSACTION. THE UNDERSIGNED ACKNOWLEDGES THAT THIS NOTE AND EACH TRANSACTIONS RELATED TO IT IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED. THE UNDERSIGNED HEREBY WAIVES ANY RIGHT WHICH IT MIGHT HAVE TO NOTICE AND A HEARING OR A PRIOR COURT ORDER, UNDER SAID CHAPTER 903A OR AS OTHERWISE PROVIDED UNDER ANY APPLICABLE FEDERAL OR STATE LAW, IN THE EVENT THE BANK SEEKS ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS NOTE.

Special provisions: Not Applicable

Schedule of Specific Possessory Collateral:

     IN WITNESS WHEREOF, this instrument has been duly executed as a sealed instrument by the undersigned on the date first above written.

CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OF LIMITED LIABILITY PARTNERSHIP SIGNORS:

Borrower:

KSW, INC.

By:    /s/ Floyd Warkol
       ---------------------------
Name:  Floyd Warkol
       ---------------------------
Title: Chief Executive Officer
       ---------------------------

                                    RIDER TO
                               LINE OF CREDIT NOTE

     This Rider to Line of Credit Note is dated March 14, 2006 and is incorporated into and shall be deemed to amend and supplement that certain Line of Credit Note from KSW, INC. with an address at 37-16 23rd Street, Long Island City, New York 11101 (the "Obligor") in favor of Bank of America, N.A. a national banking association organized and existing under the laws of the United States of America with a usual place of business at 300 Broad Hollow Road, Melville, New York 11747 (the "Note").

     The Obligor and the Bank agree that the Note is hereby amended and supplemented as follows:

     1. Prime/LIBOR Pricing Option.

     (a) The outstanding principal of all advances under the Note shall accrue interest, at the Obligor's option, from time to time, at either: at a rate per annum to be elected by the Obligor in accordance with the notice provisions in contained in Section 3 below (at the Obligor's option subject to availability) equal to the following: (y) the Prime Rate, as defined below, plus one (1.0%) percent (the "Prime Based Loans"), or (z) the LIBOR Rate, as defined below, plus two and one-half (2.50%) percent per annum (the "LIBOR Based Loans")

     (b) LIBOR Based Loans shall be available for an interest period of one month (the "Interest Period"). In no event shall any LIBOR Based Loan Interest Period continue beyond the expiration of the Credit Period. Loans shall be in minimum amounts of $100,000.00 with respect to Prime Based Loans and $250,000.00 with respect to LIBOR Based Loans, or an integral multiple of $100,000 in excess thereof. The outstanding principal balance of any Loan may be converted from a Prime Based Loan to a LIBOR Based Loan, or from a LIBOR Based Loan to a Prime Based Loan, provided that LIBOR Based Loans may only be converted on the last day of the Interest Period applicable thereto and the required prior notice must be provided in connection with the conversion of a Prime Based Loan to a LIBOR Based Loan. Loans under the Line shall be evidenced by a note in an amount equal to the maximum aggregate amount of Loans hereunder (the "Note"). The Note shall contain standard provisions with regard to LIBOR Based Loans for illegality, inability to determine rate, indemnification for break funding, and increased cost or reduced return.

For any principal amount due under the Note, from time to time, with respect to which the LIBOR Rate has not been designated in accordance with the provisions contained herein, interest shall accrue at the Prime Rate, plus the applicable margin.

For the purposes of this Note, the following terms shall have the following meaning:


                                 Rider/Page -1-

"Business Day" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks in the Governing State are authorized or required to close under the laws of the Governing State and, if the applicable day relates to a LIBOR Based Loan or an Interest Period for a LIBOR Based Loan, the day on which dealings in dollar deposits are also carried on in the London interbank market and banks are open for business in London.

London Interbank Offered Rate ("LIBOR") shall mean, as applicable to any LIBOR Based Loan, the rate per annum as determined on the basis of the offered rates for deposits in U.S. Dollars, for a period of time comparable to such LIBOR Based Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Banking Days preceding the first day of such LIBOR Based Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in U.S. Dollars for a period of time comparable to such LIBOR Based Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two London Banking Days preceding the first day of such LIBOR Based Loan as selected by the Bank. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Based Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two London Banking Days preceding the first day of such LIBOR Based Loan. In the event that the Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Based Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of the Bank, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" shall mean the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D."

"Interest Period" shall mean with respect to any LIBOR Based Loan, any period commencing on the date such LIBOR Based Loan is made or the date of a subsequent interest rate selection, as the case may be, and ending one month later, provided that: (y) any Interest Period which would otherwise end on a day which is not a Business Day shall end on the next preceding or succeeding Business Day as is the custom in the London interbank market to which such advance relates;
(z) each Interest Period which commences before and would otherwise end after the Maturity Date shall end on the Maturity Date.

"Prime Rate" shall mean the variable per annum rate of interest so designated from time to time by Fleet National Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.


                                 Rider/Page -2-

     2. Prepayment. Loans may be prepaid in whole or in part in a minimum amount of $250,000.00 for LIBOR Based Loans and $100,000.00 for Prime Based Loans, provided however, that any prepayment of any LIBOR Based Loan shall be subject to the following LIBOR Indemnification Provisions. The Obligor shall pay to the Bank, upon request of Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost or expense incurred as a result of: (i) any payment of a LIBOR Based Loan on a date other than the last day of the Interest Period for such Loan; (ii) any failure by the Obligor to borrow a LIBOR Based Loan on the date specified by Obligor's written notice; (iii) any failure by the Obligor to pay a LIBOR Based Loan on the date for payment specified in the Obligor's written notice. Without limiting the foregoing, the Obligor shall pay to the Bank a "yield maintenance fee", if any, in an amount computed as follows: the current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made, shall be subtracted from the LIBOR in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the LIBOR Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to the Bank upon the payment of a LIBOR Based Loan. Each reference in this paragraph to "LIBOR Rate Election" shall mean the election by Obligor of the LIBOR Rate. If by reason of an demand for payment, the Bank elects to declare the Note to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Based Loan shall become due and payable in the same manner as though the Obligor had exercised such right of prepayment.

     3. Request for Advances. Loans shall be extended upon the Obligor's prior written notice to the Bank (duly executed by an authorized officer of the Obligor, such notice to be in a form satisfactory to the Bank which may be accomplished by facsimile transmission. Each such notice shall be accompanied by detailed information satisfactory in all respects to the Bank regarding (if applicable) the proposed uses by the Obligor for the proceeds of any Loan then being requested. Such notice shall be given at least one Business Day prior to any requested Prime Based Loan, as hereinafter defined, and at least three Business Days prior to any requested LIBOR Based Loan, as hereinafter defined. Such notice shall specify whether the requested Loan is a Loan under the secured portion of this line or the unsecured portion of same. The Bank shall not be obligated to advance any Loans under this Line while the Obligor is in default hereunder or the Bank has made demand for payment.


                                 Rider/Page -3-

     4. Renewal or Conversion. The Obligor may elect from time to time, to convert all or a part of one type of loan into another type of loan or to renew all or part of a loan by giving the Bank notice at least one (1) Business Day before the conversion to a Prime Based Loan, and at least three (3) Business Days before the conversion to or renewal of a LIBOR Based Loan, specifying (i) the renewal or conversion date; (ii) the amount of the loan to be converted or renewed; and (iii) in the case of conversions, the type of loan to be converted to; provided that (a) the minimum principal amount of each Loan outstanding after renewal or conversion shall be Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) in the case of a LIBOR Based Loan; and (b) a LIBOR Based Loan may be converted only on the last day of the Interest Period for such Loan. At the time a LIBOR Based Loan is renewed, the Bank shall notify the Obligor of the new interest rate. At the Bank's option, such notification may be by telephone. All notices under this paragraph to be given by the Obligor shall be subject to the same provisions applicable to advances and shall be irrevocable and shall be given not later than 11:00 a.m. (Governing State time) on the day which is not less than the number of Business Days specified above for such notice. If the Obligor shall fail to give the Bank the notice as specified above for the renewal or conversion of a LIBOR Based Loan prior to the end of the Interest Period with respect thereto, such LIBOR Based Loan shall automatically be converted to a Prime Based Loan on the last day of the Interest Period for such Loan.

     5. Miscellaneous LIBOR Provisions.

     (a) If the Bank determines that the effect of an applicable law or government regulation, guideline or order or the interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing a LIBOR Based Loan hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Obligor shall pay to the Bank on demand such additional amounts as the Bank may determine in its sole and absolute discretion, to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this section setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Obligor shall pay any and all amounts so certified to it by the Bank within ten (10) days of receipt of such certificate.

     (b) In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a LIBOR Based Loan, the Bank shall have determined (i) that dollar deposits in the amount of the requested principal amount of such LIBOR Based Loan are not generally available in the London interbank market, (ii) that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining such LIBOR Based Loan during such Interest Period, or
(iii) that reasonable means do not exist for ascertaining the LIBOR rate, the Bank shall, as soon as practicable thereafter, give written notice or telex notice of such determination to the Obligor. In the event of any such determination, until the circumstances giving rise to such notice no longer exist, no LIBOR Based Loan will be made hereunder. Each determination by the Bank hereunder shall be conclusive absent manifest error.


                                 Rider/Page -4-

     (c) Notwithstanding anything to the contrary contained herein, if any change in any law or regulation or with the administration or interpretation thereof shall make it unlawful for the Bank to make or maintain any LIBOR Based Loan, then, by written notice to the Obligor, the Bank may: (i) declare that LIBOR Based Loans will not thereafter be made by the Bank hereunder, whereupon the Obligor shall be prohibited from requesting LIBOR Based Loans from the Bank hereunder unless such declaration is subsequently withdrawn; and (ii) require that all outstanding LIBOR Based Loans made by it be converted to Prime Based Loans, in which event (x) all such LIBOR Based Loans shall be automatically converted into Prime Based Loans as of the effective date of such notice as provided for herein, and (y) all payments and prepayments of principal which would otherwise be applied to repay the converted LIBOR Based Loans shall instead be applied to repay the Prime Based Loans resulting from the conversion of such LIBOR Based Loans. For purposes of this section, a notice to the Obligor by the Bank shall be effective on the day of receipt by the Obligor.

     6. Pricing Options and Interest after Demand for Payment, Maturity, Judgment. Upon demand or after maturity or after judgment has been rendered on the Note, the Obligor's right to select pricing options shall cease and the unpaid principal of all advances shall, at the option of the Bank, accrue interest at a rate which is equal to the lesser of (i) four (4) percentage points per annum greater than the Prime Rate or (ii) the maximum interest rate permitted by law.

     This Rider shall amend and supplement the Note. In the event of a conflict between the terms of the Note and this Rider, the terms of this Rider shall control. The Bank and the Obligor agree that this Rider shall be annexed to the Note to evidence the modification of its terms as set forth herein. The Obligor further acknowledges and agrees that all of the terms and conditions of the Note shall remain in full force and effect, except as expressly modified herein.

     IN WITNESS WHEREOF, this Rider is executed as of the date and year first above written.

WITNESS(ES):                                   KSW, INC.

/s/ James F. Oliviero
    General Counsel                            By: /s/ Floyd Warkol
                                                  ------------------------------
                                                  Name:  Floyd Warkol
                                                  Title: Chief Executive Officer







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